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                                                                EXHIBIT 10.10(g)

                     WAIVER OF DEFAULT UNDER PROMISSORY NOTE



As of January 3, 1997



International Remote Imaging Systems, Inc.
9162 Eton Avenue
Chatsworth, CA  91311

Attention: Martin S. McDermut, Vice President, Finance &
           Administration & CFO

       RE: WAIVER OF DEFAULT UNDER PROMISSORY NOTE DATED JULY 29, 1996 IN THE
           ORIGINAL PRINCIPAL SUM OF $1,500,000.00 (TOGETHER WITH THE RELATED SUPPLEMENTAL TERMS LETTER, "NOTE") AND PROMISSORY NOTE DATED JULY 29, 1996 IN THE ORIGINAL PRINCIPAL SUM OF $7,800,000.00 (TOGETHER WITH THE RELATED SUPPLEMENTAL TERMS LETTER, "NOTE") EXECUTED BY INTERNATIONAL REMOTE IMAGING SYSTEMS, INC., A DELAWARE CORPORATION ("BORROWER") IN FAVOR OF CITY NATIONAL BANK, A NATIONAL BANKING ASSOCIATION ("CNB")

Dear Mr. McDermut:

         Section 3.1 of each Note requires that Borrower maintain a Tangible Net Worth plus Subordinated Debt of not less than $9,500,000.00 at all times. Based on Borrower's financial statements for the periods ending September 30, 1996 and December 31, 1996, Borrower is out of compliance of this covenant.

         Section 3.2 of each Note requires that Borrower maintain a ratio of Total Senior Liabilities to Tangible Net Worth plus Subordinated Debt of not more than 1.5 to 1 at all times. Based on Borrower's financial statements for the periods ending September 30, 1996 and December 31, 1996, Borrower is out of compliance of this covenant.

         Section 3.3 of each Note requires that Borrower maintain a ratio of Current Assets to Current Liabilities of not less than 1.0 to 1 at all times. Based on Borrower's financial statements for the periods ending September 30, 1996 and December 31, 1996, Borrower is out of compliance of this covenant.

         Section 3.4 of the $7,800,000.00 Note requires that Borrower maintain a ratio of Cash Flow from Operations to Debt Service of not less than 1.1 to 1 from and after


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Martin S. McDermut, VP, Finance & Administration, CFO
International Remote Imaging Systems, Inc.
As of January 3, 1997
Page 2


December 1, 1996. Based on Borrower's financial statement for the period ending December 31, 1996, Borrower is out of compliance of this covenant.

         Under the terms of the Note, Borrower's failure to comply with or observe the provisions of the foregoing Sections constitutes an Events of Default. You have requested that CNB waive the provisions of such Sections in connection with such Events of Default. CNB represents that it does not have knowledge of any other facts which constitute an Event of Default under either Note or any related Security Agreement.

         Subject to the terms and conditions hereof, CNB hereby waives the specific Events of Default set forth in the above paragraphs only for the quarters ending September 30, 1996 and December 31, 1996. This waiver shall be effective solely with respect to the matters described above and shall not be deemed or construed to be a waiver of any other term or condition of either Note or any other term or condition of any of the instruments or agreements referred to therein or executed in connection therewith, or to prejudice any right or rights that CNB may now have or may have in the future under or in connection with either Note or the instruments or agreements referred to therein or otherwise executed in connection therewith with respect to any other Events of Default that may exist or arise. Except as expressly waived herein or amended by other written agreements executed concurrently herewith, all of the terms and conditions of each Note shall remain unchanged and in full force and effect. Capitalized terms not defined herein shall have the respective meanings given them in the Notes.


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Martin S. McDermut, VP, Finance & Administration, CFO
International Remote Imaging Systems, Inc.
As of January 3, 1997
Page 3



         This waiver shall become effective only upon receipt by CNB of counterparts hereof acknowledged by you.

                                       Very truly yours,

                                       CITY NATIONAL BANK, a
                                       national banking association


                                       By: /s/ Charles Solomon
                                           --------------------------
                                           Charles Solomon, Senior Vice
                                           President/Manager

                                       By: /s/ Bruce E. Corey
                                           --------------------------
                                           Bruce E. Corey, Vice President


ACKNOWLEDGED BY BORROWER:

INTERNATIONAL REMOTE IMAGING SYSTEMS, INC., a Delaware corporation



By: /s/ Martin S. McDermut
    -----------------------------------
    Martin S. McDermut, Vice President,
    Finance & Administration & CFO

Date: April 9, 1997
      ---------------------------------


                                       RECEIVED BY CITY NATIONAL BANK:


                                       Date: April 9, 1997
                                             ------------------------

                                       By: /s/ Bruce E. Corey
                                           --------------------------
                                           Bruce E. Corey, Vice President